UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: February 14, 2008

ATWOOD OCEANICS, INC.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

COMMISSION FILE NUMBER 1-13167

Internal Revenue Service – Employer Identification No. 74-1611874

15835 Park Ten Place Drive, Houston, Texas, 77084
(281) 749-7800

____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

     On February 14, 2008, at the annual meeting of shareholders, the shareholders of Atwood Oceanics, Inc. (the “ Company” ) approved the proposal for the adoption of Amendment No. 1 to the Amended and Restated Certificate of Formation (the “Amendment”) in order to increase the number of authorized shares of common stock from 50,000,000 to 90,000,000. There are no other changes to the Amended and Restated Certificate of Formation effected by the Amendment and there is no expected effect on the rights of security holders by the adoption of the Amendment.

     The definitive proxy statement which included the proposal to approve the Amendment was sent to the Company ’s shareholders in advance of the annual meeting and filed with the Securities and Exchange Commission on January 15, 2008.

      The Board of Directors of the Company approved the Amendment subject to approval of the shareholders. On February 14, 2008, the Company filed the Amendment with the Texas Secretary of State. A copy of the Amendment as filed with the Texas Secretary of State is attached as Exhibit 3.1 hereto.

ITEM 9.01     FINANCIAL STATEMENT AND EXHIBITS

( d)      3.1     Amendment No. 1 to Amended and Restated Certificate of Formation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ATWOOD OCEANICS, INC.
                                             (Registrant)

                                              /s/ James M. Holland
                                             James M. Holland
                                             Senior Vice President

                                             DATE: February 14, 2008

AMENDMENT No. 1
TO
Amended and Restated
CERTIFICATE OF FORMATION
OF
Atwood Oceanics, INC.

      The Amended and Restated Certificate of Formation of Atwood Oceanics, Inc., a Texas company (the “Company”), filed February 10, 2006 (the “Certificate of Formation”), is hereby amended as of February 14, 2008, as follows:

Article IV, of the Certificate of Formation is hereby deleted in its entirety, and the following provision is substituted in its place and stead:

ARTICLE IV.

          A. AUTHORIZED AMOUNT OF CAPITAL STOCK

        The aggregate number of shares which the Company shall have authority to issue is ninety-one million (91,000,000) shares of capital stock, of which ninety million (90,000,000) shares shall be common stock (the "Common Shares") each with a par value of $1.00 per share, and of which one million (1,000,000) shares, each without par value, shall be preferred stock (the "Preferred Shares").

         I, the Secretary of Atwood Oceanics, Inc., by signing this document, certify that this document contains a true and correct copy of an amendment to the Certificate of Formation adopted by unanimous written consent of the Board of Directors of Atwood Oceanics, Inc. on December 7, 2007, and approved by at least a 2/3 vote of the holders of all outstanding shares of Atwood Oceanics, Inc. on February 14, 2008.

/s/ James M. Holland
James M. Holland, Secretary